INTER PARFUMS, INC. AND SUBSIDIARIES


                                                                      EXHIBIT 32

                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Inter Parfums, Inc., that the Quarterly Report of Inter Parfums, Inc. on Form 10-Q for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Inter Parfums, Inc.

Date: August 23, 2004                    By:   /s/ JEAN MADAR
                                               --------------
                                               Jean Madar
                                               Chief Executive Officer

Date: August 23, 2004                    By:   /s/ RUSSELL GREENBERG
                                               ---------------------
                                               Russell Greenberg
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Principal Accounting Officer

         A signed original of this written statement required by Section 906 has been provided to Inter Parfums, Inc. and will be retained by Inter Parfums, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.